LICENSING AGREEMENT


This AGREEMENT (The agreement) is entered into as of the 9th day of January 1998 by and among:


Millenia Hope Inc. Incorporated under the laws of the state of Delaware, Unites States of America and domiciled at 333 West Wacker Drive, Chicago, Illinois, USA ("Millenia Delaware" or Licensor) and L'Espoir du Millenaire Inc. incorporated under the laws of the Province of Quebec, Canada domiciled at 2040 Sabatien, Montreal, Quebec, H1L 5S6, ("L'Espoir" or Licensee)

Whereas Millenia-Delaware has agreed to mandate L'Espoir to be a Marketer / Distributor for "MALAREX" the trade name for the patented anti-malarial drug owned by Millenia-Delaware.

Now  therefore,   in  consideration  of  the  covenants  and  agreements  herein contained, the parties agree as follows:

1. That L'Espoir agreed that Millenia-Delaware itself has the right to market MALAREX" on its own, without any exception other than it must disclose to l Espoir if it hires any other
          Marketer/Distributor.

2. That Millenia-Delaware also agrees that the right of Distribution also includes the right of "transformation", and that said "transformation" shall take place solely in the province of Quebec, Canada.

3. That L'Espoir agrees that the proprietary rights of "MALAREX" belong solely to Millenia-Delaware and that it will not attempt to duplicate, Copy, replicate, or through any sort of chemical or biological means recreate a product similar in usage or one that serves a like purpose to "MALAREX" from the inception of this contract to a period of five years from the end of this contract or 5 years after the end of any option exercised pursuant to this contract.

4. That L'Espoir agrees to buy "MALAREX" or any other anti-malarial drug or agent solely from Millenia-Delaware and that the price to be paid for "MALAREX" will be solely and totally at the discretion of Millenia-Delaware but that Millenia-Delaware will take into account the world market price for "MALAREX" when setting the price it charges L'Espoir.

5. That L'Espoir pledges to make its best possible effort in marketing "MALAREX" to as wide a clientele as possible in keeping with Millenia-Delaware's corporate creed.

6. That the agreed upon fee to be paid by L'Espoir to Millenia-Delaware shall be $30,000 US for 1999 and $30,000 US for years 2000-2003 inclusive. That at the end of 2003 L'Espoir shall have the option to renew this agreement for $50,000 US a year commencing 2004 provided that it has sols a minimum average of $5,000,000 US per year for the years 2001-2003.

7. This Agreement contains the entire understanding of the parties hereto with respect to the subject matter herein contained and no amendment or modification of this Agreement shall be valid unless expressed in a written instrument executed by the parties hereto or their respective successors. This Agreement supersedes all prior written or verbal agreements or understandings between Seller and Purchaser.

8. No waiver of any provision of, or any breach or default of this Agreement, shall be considered valid unless in writing and signed by the party giving such waiver, and no waiver shall be deemed a waiver of any other provision or any subsequent breach or default of similar nature.

9. The validity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be constructed in all respects as if such invalid or unenforceable provisions were omitted.

10. Each party to this Agreement will, at the request of the other, execute and deliver to such other party all further endorsements and documents and documents as such other party or shall reasonably request in order to consummate and perfect the transactions contemplated by this Agreement.

11. This Agreement may be executed in two or more counterparts, and all counterparts so executed shall constitute one agreement binding on all parties hereto.

12. Any notice of other communication permitted or required to be given hereunder shall be writing and shall be given upon (i) mailing by first class registered mail or certified mail, return receipt requested and postage prepaid, (ii) personal delivery,
          (iii) delivery by Federal  Express or other  overnight  courier or
          (iv) delivery by telefax (with a copy sent by any one of the other three methods specified above), in each case addressed to the parties as set forth above.


That all parties have agreed to have this contract drawn up in the English language . Que tous les parties ont agree de faire ce contrat en Anglais.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

         Millenia Hope Inc.

         By:___________________________________
              Name: Leonard Stella
              Title :  President

         L Espoir du Millenaire Inc.

         By:___________________________________
              Name:Claude Villeneuve
              Title: President

                                     LEASE


                               AGREEMENT OF LEASE



                           signed on December 27,1997

                                     between


                              9033-0176 Quebec inc



                                 (the "Lessor")

                                       and


                               Millenia Hope Inc.

                                 (the "Lessee")

                                Table of contents


titles

PARTIES
Article 1   ESSENTIAL  DISPOSITIONS,  DEFINITIONS  AND INTENT
Article 2   LEASE AND DELIVERY OF LEASED PREMISES
Article 3   SERVICES FURNISHED TO THE LESSEE
Article 4   RENT
Article 5   USAGE OF A  SECRETARY  AND  OFFICE  EQUIPMENT
Article 6   USE AND MAINTENANCE OF LEASED PREMISES
Article 7   LEASEHOLD IMPROVEMENTS
Article 8   ACCESS BY  LESSOR TO  LEASED  PREMISES
Article 9   DAMAGE  AND  DESTRUCTION
Article 10  EXPROPRIATION
Article 11  DAMAGES
Article 12  SIGNS AND  ADVERTISING
Article 13  COMPLIANCE  WITH  LAWS AND  INDEMNIFICATION
Article 14  SUBLET  AND  ASSIGNMENT
Article 15  ASSIGNMENT  BY LESSOR
Article 16  DEFAULT  AND  RECOURSE
Article 17  NOTICE 22
Article 18  TERMINATION  OF LEASE
Article 19  UNAVOIDABLE  DELAY
Article 20  MODIFICATION  OF  LEASE  AND  PERFORMANCE  BY  A  THIRD  PARTY
Article 21  MISCELLANEOUS
Article 22  REGULATIONS
Article 23  SPECIAL PROVISIONS/SCHEDULES

SCHEDULES

SCHEDULE "A"    REGULATIONS
SCHEDULE "B"    LESSEE'S RESOLUTION